SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 January 19, 2001



Commission  Registrant, State of Incorporation,             I.R.S. Employer
File Number Address and Telephone Number                    Identification No.
----------- -----------------------------------             ------------------

1-6047          GPU, Inc.                                       13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 401-8200


1-446           Metropolitan Edison Company                     23-0870160
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601


1-3522          Pennsylvania Electric Company                   25-0718085
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

ITEM 5.     OTHER EVENTS.
            ------------

      As previously announced, in November 2000, Metropolitan Edison Company ("Met-Ed") and Pennsylvania Electric Company ("Penelec"), subsidiaries of GPU, Inc. ("GPU"), filed a petition with the Pennsylvania Public Utility Commission ("PaPUC") seeking authorization to defer for future recovery through customer rates, the actual costs for energy which Met-Ed and Penelec are incurring in excess of their present capped generation charges to customers.

      Intervenors in the proceeding filed motions to dismiss the petition. On January 19, 2001, Met-Ed and Penelec responded to these motions and made a further request that they be permitted to implement their proposed deferral mechanism pending the PaPUC's final action on their petition. The PaPUC Administrative Law Judge ("ALJ") assigned to the proceeding stated that "[a]lthough [Met-Ed and Penelec] should be offered some type of relief to avoid a lesser version of what California electric utilities now face, the [ALJ] agrees with the motions to dismiss [the petitions as a matter of law]". The ALJ has, however, certified the question of whether the petition should be dismissed as a matter of law for PaPUC consideration.

      Based on their current confirmed estimates of returning customers to whom they must supply electricity under their provider of last resort obligations, Met-Ed and Penelec now estimate a loss of approximately $145 million (pre-tax) from their supply business during 2001, not including any further returning load or further cost increases by PJM, the region's power pool. Met-Ed and Penelec had previously estimated this loss at $82.4 million (pre-tax). If, however, all shopping customers were to return for the full year, Met-Ed and Penelec believe their supply business losses could be as high as $250 million (pre-tax).

      A copy of GPU's related news release, and the ALJ's Certification of a Material Question, are annexed as exhibits.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------


      (c)   Exhibits

            1.    GPU News Release, dated January 19, 2001.

            2. PaPUC ALJ Certification of a Material Question, dated January 19, 2001.

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANTS HAVE DULY CAUSED THIS REPORT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                GPU, INC.
                                METROPOLITAN EDISON COMPANY
                                PENNSYLVANIA ELECTRIC COMPANY


                                By:  /s/ T. G. Howson
                                   -------------------------------
                                    T. G. Howson, Vice President
                                    and Treasurer


Date:   January 22, 2001